UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April, 28, 2016

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas
75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3650

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On April 28, 2016, Behringer Harvard Opportunity REIT I, Inc. (the “Company”) first made available a letter to stockholders that will be included in its 2015 Annual Report.  Also on April 28, 2016, the Company issued Frequently Asked Questions (“FAQs”) regarding the estimated per share valuation of its common stock.  Copies of the letter to stockholders and FAQs, appearing as Exhibits 99.1 and 99.2 respectively, are available on the Company’s website www.behringerinvestments.com/Behringer_Harvard_Opportunity_REIT_I_Inc.

The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1	2015 Annual Report Letter to Stockholders.

99.2	Frequently Asked Questions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: April 28, 2016	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
Senior Vice President — Legal, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description

99.1	2015 Annual Report Letter to Stockholders.

99.2	Frequently Asked Questions.